SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 1, 2002
Date of Report (Date of earliest event reported)

WESTAR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Kansas	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas 66612
(Address of principal executive offices)

(785) 575-6300
(Registrant’s telephone number, including area code)

WESTAR ENERGY, INC.

Item 5.    Other Events

On November 1, 2002, we issued a press release announcing that we will restate our first and second quarter 2002 financial statements to reflect an additional impairment at Protection One, Inc. pursuant to the application of Statement of Financial Accounting Standards Nos. 142 and 144, and to reflect a previously reported non-cash charge related to marking to market the amount of a potential liability arising from a call option related to our 6.25 percent senior unsecured notes issued in August 1998. A copy of the press release is attached to this report.

Item 7.    Financial Statements and Exhibits

(c)      Exhibits

Exhibit 99.1 – Press Release dated November 1, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTAR ENERGY, INC.

Date: November 1, 2002	By	/S/ PAUL R. GEIST
Paul R. Geist, Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated November 1, 2002